UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

August 16, 2023
Date of Report (date of earliest event reported)

PLAYSTUDIOS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39652	88-1802794
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10150 Covington Cross Drive, Las Vegas, Nevada		89144
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (725) 877-7000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	MYPS	Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	MYPSW	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement.

On August 16, 2023, PLAYSTUDIOS, Inc. (the “Company”), PLAYSTUDIOS US, LLC, a subsidiary of the Company (the “Borrower”), the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent, entered into an Amendment No. 3 to Credit Agreement (the “Amendment No. 3”), which amended the Credit Agreement dated as of June 24, 2021 by and among such parties (as previously amended by Amendment No. 1 to Credit Agreement dated as of May 13, 2022 and by Amendment No. 2 to Credit Agreement dated as of August 9, 2022, the “Credit Agreement”) to, among other things, exclude from the Restricted Payments covenant certain repurchases of Equity Interests of the Company deemed to occur upon the exercise, settlement or vesting of stock options, warrants or other equity-based awards if and to the extent such Equity Interests represent a portion of the exercise price of, or satisfy any tax withholding obligations with respect to, such options, warrants or other equity-based awards. Capitalized terms used as defined terms but not otherwise defined herein have the meanings ascribed to them in the Credit Agreement. The foregoing description of the Amendment No. 3 does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amendment No. 3, which is included as Exhibit 10.1 and is incorporated herein by reference.
In addition, on August 16, 2023, Brainium Studios, LLC (“Brainium), a subsidiary of the Company, and JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent under the Credit Agreement, entered into a Joinder Agreement (the “Brainium Joinder Agreement”) pursuant to which Brainium will be deemed to be a Loan Party under the Credit Agreement and a Loan Guarantor for all purposes of the Credit Agreement. The foregoing description of the Brainium Joinder Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Brainium Joinder Agreement, which is included as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
(a)None
(b)None
(c)None
(d)Exhibits

Exhibit Number	Description
10.1	Amendment No. 3 to Credit Agreement among PLAYSTUDIOS, Inc., PLAYSTUDIOS US, LLC, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent, dated August 16, 2023.
10.2	Joinder Agreement between Brainium Studios, LLC and JPMorgan Chase Bank, N.A., as Administrative Agent, dated August 16, 2023.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 17, 2023

PLAYSTUDIOS, Inc.

By:	/s/ Scott Peterson
	Name:	Scott Peterson
	Title:	Chief Financial Officer